Income Taxes	12 Months Ended
Dec. 29, 2016
Income Taxes
Income Taxes

4. Income Taxes

              The components of the provision for income taxes are as follows (in thousands):

	Year Ended December 25, 2014	Year Ended December 31, 2015	Year Ended December 29, 2016
Current expense:
Federal	$9,081	$13,183	$14,588
State	1,979	2,552	2,422

Total current expense	11,060	15,735	17,010

Deferred (benefit)/expense:
Federal	(680)	553	(4,765)
State	(746)	(89)	(771)

Total deferred (benefit)/expense	(1,426)	464	(5,536)

	$9,634	$16,199	$11,474

              The following is a summary of the differences between the total provision for income taxes as shown on the financial statements and the provision for income taxes that would result from applying the federal statutory tax rate of 35% to income before income taxes (in thousands).

	Year Ended December 25, 2014	Year Ended December 31, 2015	Year Ended December 29, 2016
Computed "expected" provision at statutory rate	$8,656	$15,052	$19,080
State income taxes, net of federal income tax benefit	801	1,594	1,073
Permanent differences:
Non-qualified option holder dividend equivalent	—	—	(7,877)
Other	96	113	(4)

Total permanent differences	96	113	(7,881)
Other, net	81	(560)	(798)

Provision for income taxes	$9,634	$16,199	$11,474

              The permanent differences of $7,877 thousand in fiscal 2016 is the federal benefit related to a dividend equivalent payment to certain option holders. The state benefit related to this payment of $597 thousand is included in state income taxes, net of federal income tax benefit in the table above.

              The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and (liabilities) are presented below (in thousands):

	Year Ended December 31, 2015	Year Ended December 29, 2016
Deferred tax assets:
Accruals not currently deductible for tax purposes	$10,314	$14,342
Tenant improvement allowances	6,162	7,690
Inventories	3,459	4,050
Stock based compensation	2,997	4,179
Other intangibles	761	693
Gift card liability	820	858
Litigation accrual	—	5,299
Other	89	47

Total deferred tax assets	24,602	37,158
Deferred tax liabilities:
Intangible assets	(41,095)	(41,269)
Fixed assets	(16,907)	(23,650)
Other	(324)	(504)

Total deferred tax liabilities	(58,326)	(65,423)

Net deferred tax liabilities	$(33,724)	$(28,265)

              In assessing the realization of deferred tax assets, including net operating losses, management considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment, and accordingly, has concluded that no valuation allowance is necessary as of December 29, 2016 and December 31, 2015.

              The Company files income tax returns with the U.S. Federal government and various state jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities. The Internal Revenue Service has completed audits of the Company's federal income tax returns for the years through 2011. As of December 29, 2016, December 31, 2015, and December 25, 2014 the Company had unrecognized tax benefits of $0, $0, and $189 thousand, respectively. The amounts of unrecognized tax benefits that, if recognized, would favorably impact the effective tax rate were $0, $0, and $136 thousand as of December 29, 2016, December 31, 2015, and December 25, 2014, respectively. During 2014, the Company recorded an immaterial amount of interest expense related to uncertain tax positions. The Company's policy is to classify interest and penalties related to unrecognized tax benefits in income tax expense.